UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 15, 2020

CYRUSONE INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2850 N. Harwood Street, Suite 2200,

Dallas, TX 75201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CONE	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 15, 2020, CyrusOne Inc., a Maryland corporation (the “Company”), announced that its operating partnership, CyrusOne LP, a Maryland limited partnership (the “Operating Partnership”) and CyrusOne Finance Corp., a Maryland corporation and a wholly owned subsidiary of the Operating Partnership (together with the Operating Partnership, the “Issuers”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with the underwriters named in Schedule I thereto (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Issuers agreed to issue and sell to the Underwriters €500 million aggregate principal amount of 1.450% senior notes due 2027 (the “Notes”). The closing of the sale of the Notes is expected to occur on January 22, 2020, subject to the satisfaction of customary closing conditions. The Notes are being offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on May 3, 2019 (Registration Nos. 333-231203, 333-231203-14 and 333-231203-15), a base prospectus, dated May 3, 2019, included as part of the registration statement, and a prospectus supplement, dated January 15, 2020, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The foregoing summary is qualified in its entirety by reference to the Underwriting Agreement, which is attached herewith as Exhibit 1.1 and is incorporated herein by reference.

ITEM 8.01 – other events

On January 15, 2020, the Company issued a press release announcing that the Issuers have priced their previously announced public offering of the Notes. A copy of this press release is attached herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 15, 2020, by and among CyrusOne Inc., as guarantor, CyrusOne LP and CyrusOne Finance Corp., as issuers, and the underwriters named in Schedule I thereto.

99.1	Press Release Announcing Pricing of Public Offering of Euro Denominated Senior Notes.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: January 16, 2020	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary